UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

HEPION PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Hepion Pharmaceuticals, Inc.

34 Shrewsbury Ave., Suite 1D

Red Bank, NJ 07701

NOTICE OF ACTIONS TAKEN PURSUANT TO WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

To Our Stockholders:

This information statement (the “Information Statement”) is first being furnished by Hepion Pharmaceuticals, Inc. (the “Company”, “we”, “us” or “our”) on or about ____, 2026 to the holders of record of the outstanding common stock of the Company, $0.0001 par value per share (the “Common Stock”), on ____, 2026, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting on August 27, 2026 (the “Written Consent”), by the holders of a majority of the outstanding shares of Common Stock (the “Majority Stockholders”).

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the General Corporation Law of the State of Delaware and our bylaws (the “Bylaws”) to approve the actions described herein. Accordingly, approval for such actions is not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to our stockholders.

The Written Consent:

1.	approved an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s Common Stock at a ratio of between 1-for-20 and 1-for-50 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion;

2.	approved an amendment to the Certificate of Incorporation to increase the number of shares of authorized Common Stock from 120,000,000 to 750,000,000; and

3.	approved an amendment to the Company’s 2023 Omnibus Equity Incentive Plan to increase the number of shares issuable thereunder to 18,000,000 from 8,000,000.

As described in this Information Statement, the foregoing actions were approved unanimously by the Board and subsequently by the Majority Stockholders by Written Consent.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. This Information Statement will be first distributed to you on or about _______, 2026.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

_______ , 2026	By Order of the Board,

Vincent LoPriore
Executive Chairman of the Board of Directors

INFORMATION STATEMENT FOR STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This information statement (the “Information Statement”) is being mailed or otherwise furnished by Hepion Pharmaceuticals, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”) on or about ______, 2026 to the holders of record of the outstanding common stock of the Company, $0.0001 par value per share (the “Common Stock”), on ______, 2026 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting on August 27, 2026 (the “Written Consent”), by the holders of a majority of the outstanding shares of Common Stock (the “Majority Stockholders”).

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the General Corporation Law of the State of Delaware (“DGCL”) and our bylaws (the “Bylaws”) to approve the actions described herein. Accordingly, approval for such actions is not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to our stockholders.

This Information Statement is being furnished by us to our stockholders as of the Record Date in order to inform our stockholders that the board of directors of the Company (the “Board”) and the Majority Stockholders have taken and approved the following actions:

1.	Approved an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s Common Stock at a ratio of between 1-for-20 and 1-for-50 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion;

2.	Approved an amendment to the Certificate of Incorporation to increase the number of shares of authorized Common Stock from 120,000,000 to 750,000,000; and

3.	Approved an amendment to the Company’s 2023 Omnibus Equity Incentive Plan to increase the number of shares issuable thereunder to 18,000,000 from 8,000,000.

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

To be approved, each of the above actions must receive the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote, which has already occurred by virtue of the Written Consent signed by the Majority Stockholders. As of the Record Date, the Company had ______ shares of Common Stock outstanding (including __________ shares of Common Stock issuable upon conversion of the Series A Preferred Stock).

Delivery of Documents to Stockholders Sharing an Address

We will send only one copy of the Information Statement and other corporate mailings to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement or other corporate materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement to the Company at 34 Shrewsbury Ave., Suite 1D, Red Bank, NJ 07701, Attention: Secretary.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of our shares of Common Stock beneficially owned as of the Record Date by:

●	each person or group known by us to beneficially own more than 5% of our outstanding voting securities;

●	each director;

●	each named executive officer; and

●	all of our current directors and named executive officers of the company as a group.

The number of shares of Common Stock beneficially owned by each 5% holder, director, or executive officer is determined by the rules of the U.S. Securities and Exchange Commission (“SEC”), and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of the Record Date through the exercise of any stock option or other right. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after the Record Date are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) over the shares of Common Stock set forth in the following table. The inclusion in the table below of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares of Common Stock. As of the Record Date, there were ______ shares of Common Stock issued and outstanding.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Hepion Pharmaceuticals, Inc., 34 Shrewsbury Ave., Suite 1D, Red Bank, NJ 07701.

Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Michael Purcell	5,251,000	(1)	5.7
Kaouthar Lbiati (2)	-
John Brancaccio (3)	-
Vincent LoPriore	26,250,000	(4)	26.2
Gary Stetz	5,250,000	(5)	5.7
Chase LoPriore	1,250,000		1.4
Sireesh Appajosyula	5,250,000	(6)	5.7
Danina Fisher	-
Gary S. Stetz, II	1,000,000	(7)	1.1
All current executive officers and directors as a group (9 persons)	44,251,000	(8)	42.3

5% or Greater Stockholders

Black Global 5,LLC	20,000,000	(9)	19.9
KI Holdings, Ltd.	20,000,000	(10)	19.9

* less than one percent.

(1)	Consists of (i) 1,000 restricted stock units which vest upon a change of control, (ii) 3,250,000 shares of Common Stock and (iii) 2,000,000 shares of Common Stock issuable upon exercise of warrants.

(2)	Dr. Lbiati resigned as Chief Executive Officer in March 2026 and as a director in April 2026.

(3)	Mr. Brancaccio resigned as Interim Chief Executive Officer, Chief Financial Officer and a director in June 2025.

(4)	Consists of (i) 14,250,0000 shares of Common Stock and 8,000,000 shares of Common Stock issuable upon exercise of warrants held by Gravitas Capital LP and (ii) 16,250,000 shares of Common Stock and 2,000,000 shares of Common Stock issuable upon exercise of warrants held by Invictus Capital Advisors Pension Plan (the “Pension Plan”). Mr. LoPriore is the trustee and beneficiary of the Pension Plan and in such capacity has the right to vote and dispose of the securities held by such entity. Vincent LoPriore is the Managing Member of Gravitas Capital LP and in such capacity has the right to vote and dispose of the securities held by such entity. The address of each of Gravitas Capital LP and the Pension Plan is 34 Shrewsbury Ave, Red Bank, NJ, 07701.

(5)	Consists of 3,250,000 shares of Common Stock and 2,000,000 shares of Common Stock issuable upon exercise of warrants held by Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz. Gary S. Stetz is the trustee of Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz and in such capacity has the right to vote and dispose of the securities held by such entity. The address of Stetz Belgiovine CPA 401K F/B/O Gary S. Stetz is 155 Pompton Ave, Suite 204, Verona, NJ 07044.

(6)	Consists of 3,250,000 shares of Common Stock and 2,000,000 shares of Common Stock issuable upon exercise of warrants.

(7)	Consists of 500,000 shares of Common Stock and 500,000 shares of Common Stock issuable upon exercise of warrants.

(8)	Consists of (i) 1,000 restricted stock units which vest upon a change of control, (ii) 37,500,000 shares of Common Stock and (iii) 14,500,000 shares of Common Stock issuable upon exercise of warrants.

(9)	Consists of 10,000,000 shares of Common Stock and 10,000,000 shares of Common Stock issuable upon exercise of warrants. Black Global 5, LLC is managed by Red Global 3, LLC, each of which entity is 100% owned by Darin Feinstein. The address of Black Global 5, LLC is 3753 Howard Hughes Parkway, Suite 200, Las Vegas, NV 89169.

(10)	Consists of 10,000,000 shares of Common Stock and 10,000,000 shares of Common Stock issuable upon exercise of warrants. The general partner of KI Holdings is Kivowitz Investments, Inc. and Donald P. Kivowitz is the President of Kivowitz Investments, Inc. The address of KI Holdings, Ltd. is P.O. Box 2298, Victoria, TX 77902.

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EXECUTIVE COMPENSATION

Compensation Discussion and Board Fees Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for fiscal year 2025 addresses our philosophy, programs and processes related to the compensation paid or awarded for fiscal year 2025 to our named executive officers listed in the Summary Compensation Table that follows this discussion. The compensation and award tables following this discussion are not incorporated into this discussion and analysis.

Summary Compensation Table

The following table contains compensation information for our Chief Executive Officer and certain other executives who were the most highly compensated executive officers for the years ended December 31, 2025 and 2024.

				Non-equity incentive
				plan
Name & Principal			Options	compensation
position	Year	Salary ($)	granted ($)	($)	Total ($)

John Brancaccio (1)	2025	232,500	0	0	232,500
Former Interim Chief Executive Officer and Chief Financial Officer	2024	313,905	188,424	0	502,329

Kaouthar Lbiati, M.D. (2)
Former Chief Executive Officer	2025	198,021	0	0	198,021

(1)	Mr. Brancaccio was appointed Interim Chief Executive Officer and Chief Financial Officer in August 2024. He was appointed the Executive Chairman effective March 2024, and served as a board member prior to that. Mr. Brancaccio resigned as Interim Chief Executive Officer, Chief Financial Officer and director in June 2025.
(2)	Dr. Lbiati was appointed Interim Chief Executive Officer in June 2025 and Chief Executive Officer in January 2026. She served as a board member prior to that. Dr. Lbiati resigned as Chief Executive Officer in March 2026 and as a director in April 2026.

Outstanding Equity Awards as of December 31, 2025

	Number of Securities
	Underlying Unexercised		Option	Option
	Options (#)		Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date
Kaouthar Lbiati	1,700	—	2.56	2/19/2034
Chief Executive Officer	60	—	693.5	6/27/2032

Director Compensation

During year ended December 31, 2025, our non-employee directors received the following compensation for their services on the Board and its committees:

Name	Cash Fees	Option Awards	Total
Timothy Block (1)	73,325	—	73,325
Michael Purcell (2)	74,250	—	74,250

(1)	As of December 31, 2025, Dr. Block held 1,991 option awards all of which are exercisable.
(2)	As of December 31, 2025, Mr. Purcell held 1,000 RSUs, which are currently vested.

Equity Grant Practices

Policies and Practices Regarding the Grant of Equity Awards

We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants. We may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive).

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 21I of the Exchange Act and Section 27A of the Securities Act. These forward-looking statements include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts. Words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

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ACTION ONE

APPROVAL OF REVERSE STOCK SPLIT

Overview

Each of the Board and the Majority Stockholders have approved and authorized an amendment to our Certificate of Incorporation to effect the Reverse Stock Split (the “Reverse Stock Split Charter Amendment”) of our issued and outstanding shares of Common Stock at a specific ratio, ranging from one-for-twenty (1:20) to one-for-fifty (1:50) (the “Approved Split Ratios”), with such ratio to be determined at the sole discretion of the Board. Once authorized by the Board and effected by filing the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, the Reverse Stock Split will combine between twenty and fifty shares of our Common Stock into one share of our Common Stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding.

The Reverse Stock Split Charter Amendment is set forth in Appendix A of this Information Statement, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Stock Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Stock Split must be effected on or prior to the one-year anniversary date of the Record Date. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Stock Split. The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Stock Split

To potentially improve the marketability and liquidity of our Common Stock.

The Board believes that an increased stock price may improve the marketability and liquidity of our Common Stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

To decrease the risk of market manipulation of our Common Stock.

The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our Common Stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

To provide us with flexibility with respect to our authorized Common Stock.

The Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our Common Stock. These additional shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors; expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Determination of the Ratio for the Reverse Stock Split

If the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-twenty (1:20) or exceed a ratio of one-for-fifty (1:50). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Stock Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of the date of this Information Statement, after completion of the Reverse Stock Split, we will have between two and seventy-five shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

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Principal Effects of the Reverse Stock Split

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. The proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split.

After the effective date of the Reverse Stock Split, our Common Stock would have a new CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be reported on the OTC QB under the symbol “HEPA”.

Effect on Outstanding Derivative Securities

The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of the Record Date, and are on a pre-Reverse Stock Split basis), including:

●	__________ shares of Common Stock issuable upon exercise of warrants with a weighted average exercise price of $_____ per share;

●	__________ shares of Common Stock issuable upon exercise of stock options with a weighted average exercise price of $_____ per share;

●	__________ shares of Common Stock issuable upon conversion of Series A convertible preferred stock; and

●	__________ shares of Common Stock issuable upon conversion of Series C convertible preferred stock.

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effective Date

The proposed Reverse Stock Split would become effective on the date of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On the effective date, shares of Common Stock issued and outstanding shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Approved Split Ratio.

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Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Record and Beneficial Stockholders

If our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of Common Stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Stock Split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Stock Split selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK

CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

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Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

Under the DGCL and our Bylaws, the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

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ACTION TWO

INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

Our Certificate of Incorporation currently authorizes the issuance of up to 120,000,000 shares of Common Stock and 20,000,000 shares of “blank check” preferred stock. Each of the Board and the Majority Stockholders have approved an amendment to increase the number of authorized shares of Common Stock from 120,000,000 shares to 750,000,000 shares (the “Increase in Authorized Common Shares Amendment”).

The form of amendment to our Certificate of Incorporation to effect the Increase in Authorized Common Shares Amendment is attached as Appendix B to this Information Statement.

Reasons for the Increase in Authorized Common Shares Amendment

The Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

As of the Record Date, there were __________ shares of our Common Stock issued out of the 120,000,000 shares of Common Stock that we are authorized to issue. In addition, as of the Record Date, an aggregate of approximately __________ shares of Common Stock have been reserved for future issuance under the Company’s stock incentive plans, upon the conversion of preferred stock and upon the exercise of outstanding options and warrants.

Thus, we have no shares of Common Stock available for future issuance at this time. Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.

If we issue additional shares of Common Stock or other securities convertible into shares of Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Effects of the Increase in Authorized Common Shares Amendment

Following the filing of the Increase in Authorized Common Shares Amendment with the Secretary of State of the State of Delaware, we will have the authority to issue up to _______ shares of Common Stock. These shares may be issued without stockholder approval at any time, in the sole discretion of our Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

In addition, the Increase in Authorized Common Shares Amendment could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

The Increase in Authorized Common Shares Amendment will not change the number of shares of Common Stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the our Common Stock.

Procedure for Implementing the Amendment

The Increase in Authorized Common Shares Amendment will become effective upon the filing or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Increase in Authorized Common Shares Amendment is attached hereto as Appendix B. The exact timing of the filing of the Increased in Authorized Amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Vote Required

Under the DGCL and our Bylaws, the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

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ACTION THREE

AMENDMENT TO 2023 OMNIBUS EQUITY INCENTIVE PLAN

On April 25, 2023, the Company’s Board of Directors adopted the Hepion Pharmaceuticals, Inc. 2023 Omnibus Equity Incentive Plan (the “2023 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant equity and cash and equity-linked awards to certain management, directors, consultants and others. The stockholders approved the adoption of the 2023 Plan on June 22, 2023.

On April 24, 2026, the Board approved an amendment to the 2023 Plan to provide an increase in the number of shares of Common Stock that may be issued under the 2023 Plan to an aggregate of 8,000,000 shares. The stockholders approved the amendment on June 17, 2026.

The Board and the Majority Stockholders approved an increase in the number of shares of Common Stock issuable under the 2023 Plan to an aggregate of 18,000,000 shares from 8,000,000 shares.

As of __________, 2026, excluding the share increase, there were __________ shares of Common Stock available for issuance under the 2023 Plan.

Reasons for the Amendment

In determining the amount of the increase to the 2023 Plan, the Board has taken into consideration the fact that, excluding the share increase, as of __________, 2026, there were approximately __________ and __________ shares of our Common Stock outstanding on a basic and fully-diluted basis, respectively, and the Board believes that this fully-diluted number, rather than the number of outstanding shares of the Company, is the relevant number in determining the appropriate number of shares available under the 2023 Plan. Upon the increase, the total number of shares of our Common Stock available for issuance under the 2023 Plan will be 18,000,000, which represents approximately _____% and _____% of our Common Stock as calculated on a basic and fully-diluted basis, respectively.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain consultants in a highly competitive market for employee talent. Upon the amendment, additional shares of Common Stock will be reserved for issuance under the 2023 Plan, which will enable us to continue to grant equity awards to our officers, employees, consultants and non-employee directors at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving its business objectives and thereby creating greater value for all our stockholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on our long-term growth. We are currently issuing new-hire grants and annual grants to all employees.

The amendment to the 2023 Plan will permit us to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to us or any subsidiary. Equity awards are an essential compensation component to attract and retain top talent. If the amendment is not approved, we might need to use cash to incentivize employees or might not be able to execute on our corporate strategy and retain personnel which could impact the value of the company.

Description of 2023 Plan

The following is a summary of the material features of the 2023 Plan. This summary is qualified in its entirety by the full text of the 2023 Plan, a copy of which is attached to this Proxy Statement as Appendix C.

Types of Awards. The 2023 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

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Administration. The 2023 Plan is administered by the Board, or if the Board does not administer the 2023 Plan, any committee of the Board or any other committee or subcommittee of the Board that complies with the applicable requirements of Section 16 of the Securities Exchange Act of 1934 (“Exchange Act”), as amended from time to time, and any other applicable legal or stock exchange listing requirements (each of the Board, or such committee or such subcommittee, the “plan administrator”). The plan administrator may interpret the 2023 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2023 Plan.

The 2023 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of Common Stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the 2023 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2023 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2023 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the 2023 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the 2023 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent (10%) shareholders). The exercise price for shares of Common Stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of Common Stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of Common Stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of the Company’s Common Stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

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Stock Appreciation Rights.

SARs may be granted either alone (a “Free-Standing SAR”) or in conjunction with all or part of any option granted under the 2023 Plan (a “Related Right”). A Free-Standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the base price of the Free-Standing SAR (which shall be no less than 100% of the fair market value of the related shares of Common Stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing SAR may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of the Company’s Common Stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the 2023 Plan, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of Common Stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of Common Stock, the shares of Common Stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the 2023 Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our Common Stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2023 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2023 Plan, (iii) the kind, number and purchase price of shares of Common Stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2023 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of Common Stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of Common Stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

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Change in Control. The 2023 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, employment, services or other agreement, if a “change in control” (as defined below) occurs and a participant is employed by, or otherwise providing services to the Company or any of its affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2023 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the 2023 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2023 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of Common Stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2023 Plan

The 2023 Plan provides our Board with authority to amend, alter or terminate the 2023 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The 2023 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities law, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis.

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U.S. Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2023 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of Common Stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of Common Stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2023 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of Common Stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of Common Stock received upon exercise of a SAR will be the fair market value of the shares of Common Stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

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Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of Common Stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of Common Stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of Common Stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of Common Stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of Common Stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2023 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2023 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2023 Plan.

Vote Required

Under the DGCL and our Bylaws, the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

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ADDITIONAL INFORMATION

Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual reports on Form 10-K and quarterly reports on Form 10-Q with the SEC. You are encouraged to review our most recently filed Annual Report on Form 10-K filed with the SEC, together with any subsequent reports or other information that we have filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by writing to the Secretary, 34 Shrewsbury Ave., Suite 1D, Red Bank, NJ 07701.

Costs of the Information Statement

The Company is mailing and/or distributing this Information Statement and will bear the costs associated therewith. The Company is not making any solicitations. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

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Appendix A

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF HEPION PHARMACEUTICALS, INC.

HEPION PHARMACEUTICALS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Hepion Pharmaceuticals, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 15, 2013, as amended on May 25, 2018; May 28, 2019; July 18, 2019; May 10, 2023; and March 17, 2025 (the “Certificate of Incorporation”).

SECOND: ARTICLE IV of the Corporation’s Certificate of Incorporation shall be amended by inserting the following language at the end of such section which shall read as follows:

Reverse Stock Split. As of 4:01 p.m. Eastern Time on [  ] (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [  ] ([  ]) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.0001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the Reverse Stock Split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__] day of [__], 202[__].

HEPION PHARMACEUTICALS, INC.

By:
Name:
Name:

A-1

Appendix B

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF HEPION PHARMACEUTICALS, INC.

HEPION PHARMACEUTICALS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Hepion Pharmaceuticals, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 15, 2013, as amended on May 25, 2018; May 28, 2019; July 18, 2019; May 10, 2023; and March 17, 2025 (the “Certificate of Incorporation”).

SECOND: ARTICLE IV, SECTION I of the Corporation’s Certificate of Incorporation shall be amended and restated in its entirety as follows:

“Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Seven Hundred Seventy Million (770,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Seven Hundred Fifty Million (750,000,000) shares of Common Stock, each share to have a par value of $0.0001 per share, and Twenty Million (20,000,000) shares of Preferred Stock, each share to have a par value of $0.0001 per share.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__] day of [__], 202[__].

HEPION PHARMACEUTICALS, INC.

By:
Name:
Name:

B-1

Appendix C

HEPION PHARMACEUTICALS, INC.

2023 OMNIBUS EQUITY INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Hepion Pharmaceuticals, Inc. 2023 Omnibus Equity Incentive Plan. The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Awards granted under the Plan.

(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award or Prior Plan Award, as applicable, including through electronic medium, which shall contain such terms and conditions with respect to an Award or Prior Plan Award, as applicable, as the Administrator shall determine, consistent with the Plan or Prior Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means (i) the conviction, guilty plea or plea of “no contest” by the Participant to any felony or a crime involving moral turpitude or the Participant’s commission of any other act or omission involving dishonesty or fraud, (ii) the substantial and repeated failure of the Participant to perform duties of the office held by the Participant, (iii) the Participant’s gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company or any of its Subsidiaries or Affiliates, (iv) any breach by the Participant of any restrictive covenants to which the Participant is subject, and/or (v) the Participant’s engagement in any conduct which is or can reasonably be expected to be materially detrimental or injurious to the business or reputation of the Company or its Affiliates. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

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(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(k) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

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Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m) “Committee” means any committee or subcommittee the Board (including, but not limited to the Compensation Committee) may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

(n) “Common Stock” means the common stock of the Company, par value $0.0001.

(o) “Company” means Hepion Pharmaceuticals, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p) “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 27) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.

(q) “Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(r) “Effective Date” has the meaning set forth in Section 17 hereof.

(s) “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u) “Executive Officer” means “any executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.”

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(v) “Exempt Award” shall mean the following:

(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2) An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3) An Award that an Eligible Recipient purchases at Fair Market Value (including Awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(w) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(x) “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(y) “Free Standing Rights” has the meaning set forth in Section 8.

(z) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(aa) “Grandfathered Arrangement” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).

(bb) “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.

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(cc) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(dd) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(ee) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ff) “Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(gg) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(hh) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(ii) “Plan” means this 2023 Omnibus Equity Incentive Plan.

(jj) “Prior Plan” means the Company’s 2013 Equity Incentive Plan, as in effect immediately prior to the Effective Date.

(kk) “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date hereof.

(ll) “Related Rights” has the meaning set forth in Section 8.

(mm) “Restricted Period” has the meaning set forth in Section 9.

(nn) “Restricted Stock” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(oo) “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(pp) “Rule 16b-3” has the meaning set forth in Section 3.

(qq) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(rr) “Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

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(ss) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(tt) “Transfer” has the meaning set forth in Section 15.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award; (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

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(c) Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e) The expenses of administering the Plan (which for the avoidance of doubt does not include the costs of any Participant) shall be borne by the Company and its Affiliates.

(f) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Shares Reserved for Issuance Under the Plan.

(a) Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 18,000,000 shares, plus (ii) the number of shares of Common Stock reserved, but unissued under the Prior Plan; and (iii) the number of shares of Common Stock underlying forfeited awards under the Prior Plan; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. Following the Effective Date, no further awards shall be issued under the Prior Plan, but all Prior Plan Awards which are outstanding as of the Effective Date (including any Grandfathered Arrangement) shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable Award Agreement.

(b) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Award or Prior Plan Award expires, lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award or Prior Plan Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award or Prior Plan Award not being issued or being so reacquired by the Company, the unused shares of Common Stock covered by such Award or Prior Plan Award shall again be available for the grant of Awards under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan.

(c) No more than 18,000,000 Shares shall be issued pursuant to the exercise of ISOs.

(d) Director Compensation Limits. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date Fair Market Value of equity-based Awards (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) plus any cash fees paid by the Company for serving as a non-employee director of the Board during any calendar year shall not exceed $500,000, increased to $750,000 in the calendar year of his or her initial service as a non-employee director.

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Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a) General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be subject to vesting or becoming exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

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(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1) ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.

(h) Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

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Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c) Exercise Price. The Exercise Price of Shares purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(d) Exercisability.

(1) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(f) Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

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Section 9. Restricted Stock and Restricted Stock Units.

(a) General. Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or Participant’s legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

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(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3) The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11. Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by, or otherwise providing services to, the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:

(a) provide that any unvested or unexercisable portion of any Award carrying a right to exercise to become fully vested and exercisable; and

(b) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Stock Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control. Notwithstanding the foregoing, in the event that a Participant’s employment or service is terminated without Cause within twenty-four (24) months following a Change in Control, the time-vesting portion of any Award granted to such Participant shall accelerate and vest in full, and the performance-vesting portion of any such Award shall vest at target level, in each case upon the date of termination of employment or service of such Participant.

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Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

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Section 16. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17. Effective Date.

The Plan was approved by the Board on April 25, 2023, and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Section 18. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20. Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Exchange Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Exchange Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

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Section 21. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 22. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

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Section 27. Clawback.

(a) If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws (including if the Company is required to prepare an accounting restatement to correct an error (or a series of errors)) (a “Covered Accounting Restatement”), and if such Covered Accounting Restatement includes (i) restatements that correct errors that are material to previously issued financial statements (commonly referred to as “Big R” restatements), and (ii) restatements that correct errors that are not material to previously issued financial statements, but would result in a material misstatement if (a) the errors were left uncorrected in the current report, or (b) the error correction was recognized in the current period (commonly referred to as “little r” restatements), then the Committee may require any Covered Executive to repay (in which event, such Covered Executive shall, within thirty (30) days of the notice by the Company, repay to the Company) or forfeit (in which case, such Covered Executive shall immediately forfeit to the Company) to the Company, and each Covered Executive hereby agrees to so repay or forfeit, that portion of the Incentive Compensation received by such Covered Executive during the period comprised of the Company’s three (3) completed fiscal years (together with any intermittent stub fiscal year period(s) of less than nine (9) months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as described below) to be required to prepare a Covered Accounting Restatement (such period, the “Look-Back Period”), that the Committee determines was in excess of the amount of Incentive Compensation that such Covered Executive would have received during such Look-Back Period, had such Incentive Compensation been calculated based on the restated amounts, and irrespective of any fault, misconduct or responsibility of such Covered Executive for the Covered Accounting Restatement. It is specifically understood that, to the extent that the impact of the Covered Accounting Restatement on the amount of Incentive Compensation received cannot be calculated directly from the information therein (e.g., if such restatement’s impact on the Company’s stock price is not clear), such excess amount of Incentive Compensation shall be determined based on a reasonable estimate by the Committee of the effect of the Covered Accounting Restatement on the applicable financial measure (including the stock price or total shareholder return) based upon which the Incentive Compensation was received. The amount of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion and calculated on a pre-tax basis, and the form of such recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Incentive Compensation shall be deemed received, either wholly or in part, in the fiscal year during which the financial reporting measure specified in such Incentive Compensation Award is attained (or with respect to, or based on, the achievement of any financial reporting measure which such Incentive Compensation was granted, earned or vested, as applicable), even if the payment, vesting or grant of such Incentive Compensation occurs after the end of such fiscal year. For purposes of this Section 27, the Company is deemed to be required to prepare a Covered Accounting Restatement on the earlier of (A) the date upon which the Board or an applicable committee thereof, or the officer or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare a Covered Accounting Restatement; or (B) the date a court, regulator, or other legally authorized body directs the Company to prepare a Covered Accounting Restatement.

(b) Notwithstanding any other provisions in this Plan, any Award or any other compensation received by a Participant which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such Applicable Law, government regulation or stock exchange listing requirement), will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

Section 28. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 29. Indemnification.

To the extent allowable pursuant to Applicable Law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30. Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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